Exhibit 10.11

Execution Version

FIFTH AMENDMENT TO FIRST LIEN CREDIT AGREEMENT

This FIFTH AMENDMENT TO FIRST LIEN CREDIT AGREEMENT (this “Fifth Amendment”), dated as of October 2, 2018, by and among Wilco Intermediate Holdings, Inc. (“Holdings”), ATI Holdings Acquisition, Inc., a Delaware corporation (the “Borrower”), as borrower, Barclays Bank PLC (“Barclays”), as administrative agent and collateral agent (in such capacities, including any permitted successor thereto, the “Administrative Agent”), and Barclays, as an Additional Term Lender of 2018 Incremental Term Loans (as defined below) (in such capacity, each a “2018 Incremental Term Loan Lender”).

WITNESSETH:

WHEREAS, the Borrower, Holdings, the Administrative Agent and the Lenders from time to time party thereto are parties to a First Lien Credit Agreement, dated as of May 10, 2016, as amended, restated, amended and restated, modified or supplemented from time to time through the date hereof (the “Credit Agreement” and the Credit Agreement, as further amended by this Fifth Amendment, the “Amended Credit Agreement”) (capitalized terms not otherwise defined in this Fifth Amendment have the same meanings assigned thereto in the Credit Agreement or, if not defined therein, in the Amended Credit Agreement);

WHEREAS, pursuant to Section 2.22 of the Credit Agreement, the Borrower has requested that the 2018 Incremental Term Loan Lender make commitments (the “2018 Incremental Term Loan Commitments”) to provide the 2018 Incremental Term Loans (as defined below) on the terms and conditions set forth herein and in Section 2.22 of the Credit Agreement;

WHEREAS, Barclays has agreed to serve as the 2018 Incremental Term Loan Lender;

WHEREAS, the Borrower is hereby requesting that the 2018 Incremental Term Loan Lender provide $40,000,000 in aggregate principal amount of Incremental Term Loans (the “2018 Incremental Term Loans”) pursuant to Section 2.22(a) of the Credit Agreement, which shall be added to and constitute a part of the Class of Initial Term Loans and the Administrative Agent, the Borrower and the 2018 Incremental Term Loan Lender have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement to provide for the 2018 Incremental Term Loans, as set forth below;

WHEREAS, the proceeds of the 2018 Incremental Term Loans will be used to (i) repay $18,500,000 of outstanding borrowings under the Revolving Facility (without any permanent reduction in the Revolving Credit Commitments thereunder) (the “Repayment”), (ii) pay fees, costs and expenses in connection with such Repayment, the incurrence of the 2018 Incremental Term Loans and the other transactions contemplated by this Fifth Amendment and (iii) for general corporate purposes (the Repayment, the incurrence of the 2018 Incremental Term Loans and the other transactions contemplated by this Fifth Amendment are collectively referred to herein as the “Transactions”);

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

(a) On or after October 9, 2018 and, in any event, subject to the satisfaction (or waiver by the 2018 Incremental Term Loan Lender) of the conditions set forth in Section 4 hereof, the 2018 Incremental Term Loan Lender hereby agrees to make 2018 Incremental Term Loans (the “Fifth Amendment Incremental Commitment”), in the form of additional Initial Term Loans, in the aggregate principal amount set forth opposite its name on Exhibit A attached hereto, which shall be added to and constitute a part of the Class of Initial Term Loans existing under the Credit Agreement prior to giving effect to this Fifth Amendment (the “Existing Term Loans”).

(b) Each of the parties hereto acknowledges and agrees that, in the event all of the conditions set forth in Section 4 hereof are not satisfied (or waived by the 2018 Incremental Term Loan Lender) by 5:00 p.m. New York City time on October 16, 2018 (or such later date to which the 2018 Incremental Term Loan Lender may reasonably agree), the Fifth Amendment Incremental Commitment shall automatically terminate without any further action by any party hereto and this Fifth Amendment shall no longer be effective.

(c) Each of the parties hereto acknowledges and agrees that this Fifth Amendment (including, for the avoidance of doubt, the Fifth Amendment Incremental Commitment) shall become effective on the date hereof, but the amendments to the Credit Agreement set forth in Section 3 hereof shall not become operative until the funding of the 2018 Incremental Term Loans and the satisfaction (or waiver by the 2018 Incremental Term Loan Lender) of the conditions set forth in Section 4 hereof.

SECTION 2. Terms of the 2018 Incremental Term Loans.Pursuant to Section 2.22(a)(xiv) of the Credit Agreement, the 2018 Incremental Term Loan Lender, the Borrower and the Administrative Agent acknowledge and agree that, on the Fifth Amendment Effective Date (as defined below), the 2018 Incremental Term Loan Commitments provided pursuant to this Fifth Amendment shall constitute Initial Term Loan Commitments of the 2018 Incremental Term Loan Lender under the Amended Credit Agreement.

(b) Pursuant to Section 2.22(a)(xiv) of the Credit Agreement and notwithstanding anything in Section 2.03 of the Credit Agreement to the contrary, the Borrower and the Administrative Agent acknowledge and agree that the Borrowing Request required to be delivered pursuant to Section 4(b) hereof shall contain appropriate modifications to reflect the 2018 Incremental Term Loans having a shortened initial Interest Period (i.e. an Interest Period that begins during the Interest Period applicable to the Existing Term Loans and which will end on the last day of such Interest Period).

(c) Each party hereto further agrees that on the Fifth Amendment Effective Date:

(a) They intend that the 2018 Incremental Term Loans will be fungible with the Existing Term Loans for U.S. federal income tax purposes;

(b) The 2018 Incremental Term Loan Lender shall be considered an Initial Term Lender for all purposes under the Loan Documents;

(c) The 2018 Incremental Term Loans shall have terms identical to the Existing Term Loans (including, without limitation, as to interest rate margin, interest rate floor and maturity) and will constitute Initial Term Loans for all purposes under the Credit Agreement and the other Loan Documents (other than for purposes of the Recitals, Section 2.01(a), Section 4.01(f) and the third sentence of Section 5.11 of the Credit Agreement);

(d) The 2018 Incremental Term Loan Commitments shall constitute “Term Commitments”;

(e) The Existing Term Loans and the 2018 Incremental Term Loans shall collectively comprise a single Class of Initial Term Loans; and

(f) The 2018 Incremental Term Loans shall (i) constitute Obligations and Secured Obligations and have the benefits thereof, (ii) have terms, rights, remedies, privileges and protections identical to those applicable to the Existing Term Loans under the Credit Agreement and each of the other Loan Documents and (iii) be secured by the Liens granted to the Administrative Agent for the benefit of the Secured Parties under the Collateral Documents.

SECTION 3. Amendments to Credit Agreement. Subject to the satisfaction (or waiver by the 2018 Incremental Term Loan Lender) of the conditions set forth in Section 4 hereof, on the Fifth Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by adding in the appropriate alphabetical order the following definitions:

“2018 Incremental Term Loans” shall have the meaning ascribed to such term in the Fifth Amendment.

“2018 Incremental Term Loan Lender” shall have the meaning ascribed to such term in the Fifth Amendment.

“Fifth Amendment” means the Fifth Amendment to First Lien Credit Agreement, dated as of October 2, 2018, by and among the Borrower, Holdings, the Administrative Agent and the 2018 Incremental Term Loan Lender. The amendments to the First Lien Credit Agreement contemplated by the Fifth Amendment became effective as of the Fifth Amendment Effective Date.

“Fifth Amendment Effective Date” means the date on which the 2018 Incremental Term Loans were funded pursuant to the Fifth Amendment.

(b) Section 1.01 of the Credit Agreement is hereby further amended by:

(a) Amending and restating the definition of “Initial Term Lender” as follows:

““Initial Term Lender” means any Lender with an Initial Term Loan Commitment or an outstanding Initial Term Loan. For the avoidance of doubt, the 2016 Incremental Term Loan Lenders, the 2017 Incremental Term Loan Lenders, the August 2017 Incremental Term Loan Lenders and the 2018 Incremental Term Loan Lenders shall be Initial Term Lenders.”

(b) Amending and restating the definition of “Initial Term Loan Commitment” as follows:

““Initial Term Loan Commitment” means, (i) with respect to each Term Lender on the Closing Date, the commitment of such Term Lender to make Initial Term Loans hereunder in an aggregate amount not to exceed the amount set forth opposite such Term Lender’s name on the Commitment Schedule, as the same may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to (x) assignments by or to such Term Lender pursuant to Section 9.05 or (y) increased from time to time pursuant to Section 2.22, (ii) with respect to the 2016 Incremental Term Loan Lender, the amount set forth opposite such Term Lender’s name in Exhibit A to the First Amendment, as the same may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to (x) assignments by or to such Term Lender pursuant to Section 9.05 or (y) increased from time to time pursuant to Section 2.22, (iii) with respect to the 2017 Incremental Term Loan Lender, the amount set forth opposite such Term Lender’s name in Exhibit A to the Second Amendment, as the same may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to (x) assignments by or to such Term Lender pursuant to Section 9.05 or (y) increased from time to time pursuant to Section 2.22, (iv) with respect to the August 2017 Incremental Term Loan Lender, the amount set forth opposite such Term Lender’s name in Exhibit A to the Fourth

Amendment, as the same may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to (x) assignments by or to such Term Lender pursuant to Section 9.05 or (y) increased from time to time pursuant to Section 2.22 and (v) with respect to the 2018 Incremental Term Loan Lender, the amount set forth opposite such Term Lender’s name in Exhibit A to the Fifth Amendment, as the same may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to (x) assignments by or to such Term Lender pursuant to Section 9.05 or (y) increased from time to time pursuant to Section 2.22 The initial aggregate amount of the Initial Term Loan Commitments on the Closing Date was $660,000,000.00. The initial aggregate amount of the Initial Term Loan Commitments on the First Amendment Effective date was $55,000,000. The initial aggregate amount of the Initial Term Loan Commitments on the Second Amendment Effective Date was $50,000,000. The initial aggregate amount of the Initial Term Loan Commitments on the Fourth Amendment Effective Date was $10,000,000. The initial aggregate amount of the Initial Term Loan Commitments on the Fifth Amendment Effective Date was $40,000,000.”

(c) Amending and restating the definition of “Initial Term Loans” as follows:

““Initial Term Loans” means (a) prior to the First Amendment Effective Date, a term loan made by the Initial Term Lender to the Borrower pursuant to Section 2.01(a), (b) on and after the First Amendment Effective Date to, but excluding, the Second Amendment Effective Date, the Initial Term Loans made on the Closing Date together with the 2016 Incremental Term Loans made pursuant to the First Amendment, (c) on and after the Second Amendment Effective Date to, but excluding, the Fourth Amendment Effective Date, the Initial Term Loans made on the Closing Date together with the 2016 Incremental Term Loans made pursuant to the First Amendment and the 2017 Incremental Term Loans made pursuant to the Second Amendment, (d) on and after the Fourth Amendment Effective Date to, but excluding, the Fifth Amendment Effective Date, the Initial Term Loans made on the Closing Date together with the 2016 Incremental Term Loans made pursuant to the First Amendment, the 2017 Incremental Term Loans made pursuant to the Second Amendment and the August 2017 Incremental Term Loans made pursuant to the Fourth Amendment and (e) on and after the Fifth Amendment Effective Date, the Initial Term Loans made on the Closing Date together with the 2016 Incremental Term Loans made pursuant to the First Amendment, the 2017 Incremental Term Loans made pursuant to the Second Amendment, the August 2017 Incremental Term Loans made pursuant to the Fourth Amendment and the 2018 Incremental Term loans made pursuant to the Fifth Amendment.”

(c) Section 2.09 of the Credit Agreement is hereby amended by amending and restating clause (a) thereof as follows:

“(a) Unless previously terminated, (i) the Initial Term Loan Commitments on the Closing Date shall automatically terminate upon the making of the Initial Term Loans on the Closing Date, (ii) the Initial Revolving Credit Commitments shall automatically terminate on the Initial Revolving Credit Maturity Date, (iii) the Initial Term Loan Commitment as in effect on the First Amendment Effective Date shall automatically terminate upon the making of the 2016 Incremental Term Loans on the First Amendment Effective Date, (iv) the Initial Term Loan Commitment as in effect on the Second Amendment Effective Date shall automatically terminate upon the making of the 2017 Incremental Term Loans on the Second Amendment Effective Date, (v) the Initial Term

Loan Commitment as in effect on the Fourth Amendment Effective Date shall automatically terminate upon the making of the August 2017 Incremental Term Loans on the Fourth Amendment Effective Date, (vi) the Initial Term Loan Commitment as in effect on the Fifth Amendment Effective Date shall automatically terminate upon the making of the 2018 Incremental Term Loans on the Fifth Amendment Effective Date, (vii) the Additional Term Loan Commitments of any Class shall automatically terminate upon the making of the Additional Term Loans of such Class and, if any such Additional Term Loan Commitment is not drawn on the date that such Additional Term Loan Commitment is required to be drawn pursuant to the applicable Refinancing Amendment or Incremental Facility Amendment, the undrawn amount thereof shall automatically terminate and (viii) the Additional Revolving Credit Commitments of any Class shall automatically terminate on the Maturity Date specified therefor in the applicable Refinancing Amendment or Incremental Facility Amendment.”

(d) Section 2.10(a) of the Credit Agreement is hereby amended by amending and restating clause (a) thereof as follows:

“(a) (i) The Borrower hereby unconditionally promises to repay Initial Term Loans to the Administrative Agent for the account of each Term Lender on the last Business Day of each March, June, September and December prior to the Initial Term Loan Maturity Date (each such date being referred to as a “Loan Installment Date”), in each case in the amount set forth in the table below (as such payments may be reduced from time to time as a result of the application of prepayments in accordance with Section 2.11 and repurchases in accordance with Section 9.05(g) or increased as a result of any increase in the amount of such Initial Term Loans pursuant to Section 2.22(a)) and (ii) on the Initial Term Loan Maturity Date, in an amount equal to the remainder of the principal amount of the Initial Term Loans outstanding on such date, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment.

Date	Amount
December 28, 2018	$2,041,661.55
March 29, 2019	$2,041,661.55
June 28, 2019	$2,041,661.55
September 30, 2019	$2,041,661.55
December 30, 2019	$2,041,661.55
March 31, 2020	$2,041,661.55
June 30, 2020	$2,041,661.55
September 30, 2020	$2,041,661.55
December 30, 2020	$2,041,661.55
March 31, 2021	$2,041,661.55
June 30, 2021	$2,041,661.55
September 30, 2021	$2,041,661.55
December 30, 2021	$2,041,661.55
March 31, 2022	$2,041,661.55
June 30, 2022	$2,041,661.55
September 30, 2022	$2,041,661.55
December 30, 2022	$2,041,661.55
March 31, 2023	$2,041,661.55

SECTION 4. Conditions.

(a) This Fifth Amendment shall become effective when the Administrative Agent (or its counsel) shall have received an executed counterpart (or written evidence reasonably satisfactory to the Administrative Agent (which may include a facsimile or other electronic transmission) that such party has signed a counterpart) of this Fifth Amendment from the Administrative Agent, the 2018 Incremental Term Loan Lender, the Borrower and Holdings; provided that the amendments to the Credit Agreement contemplated by Section 3 hereof shall only become effective upon the satisfaction (or waiver by the 2018 Incremental Term Loan Lender) of the conditions set forth in Section 4(b) and the funding of the 2018 Incremental Term Loans.

(b) The 2018 Incremental Term Loan Lender shall be required to fund its Fifth Amendment Incremental Commitment when the following conditions shall have been satisfied (or waived by the 2018 Incremental Term Loan Lender) (such date, the “Fifth Amendment Effective Date”):

(i) The Administrative Agent shall have received (i) a Borrowing Request (or another written request, the form of which is reasonably acceptable to the Administrative Agent) in respect of the 2018 Incremental Term Loans meeting the requirements of Section 2.03 of the Credit Agreement and (ii) a notice of prepayment (in a form reasonably acceptable to the Administrative Agent) in respect of the Revolving Loans to be prepaid with $18,500,000 of the net proceeds of the 2018 Incremental Term Loans meeting the requirements of Section 2.11(a) of the Credit Agreement;

(ii) All reasonable and documented expenses and other compensation payable to (i) the Administrative Agent pursuant to Section 9.03(a) of the Credit Agreement and (ii) the 2018 Incremental Term Loan Lender pursuant to that certain Fee Letter dated October 2, 2018 between the 2018 Incremental Term Loan Lender and the Borrower, in each case, shall have been paid (or netted from the proceeds of the 2018 Incremental Term Loans, as applicable) and otherwise invoiced at least three (3) Business Days prior to the Fifth Amendment Effective Date;

(iii) Each Guarantor shall have entered into the Guarantor Consent and Reaffirmation attached as Exhibit B hereto (the “Consent”) on the Fifth Amendment Effective Date;

(iv) The Administrative Agent shall have received a certificate, dated the Fifth Amendment Effective Date, executed by a Responsible Officer of the Borrower certifying and attaching copies of (i) the resolutions adopted by (x) the Borrower and Holdings and approving and authorizing the execution, delivery and performance of this Fifth Amendment and (y) each Guarantor approving and authorizing the execution, delivery and performance of the Consent, and (ii) good standing certificates (or similar certificate) for the Borrower, Holdings and each other Loan Party from the jurisdiction in which they are organized;

(v) The Administrative Agent shall have received a certificate dated the Fifth Amendment Effective Date, executed by a Responsible Officer of the Borrower certifying:

(a) as to the satisfaction of the condition set forth in clause (vi) of this Section;

(b) that each of the representations and warranties of the Loan Parties contained in Article 3 of the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Fifth Amendment Effective Date; provided that to the extent that any representation and warranty specifically refers to a given date or period, they are true and correct in all material respects as of such date or for such period;

(c) that the Credit Agreement, as amended hereby, constitutes the Borrower’s and Holdings’ legal, valid and binding obligation, enforceable against the Borrower and Holdings in accordance with its terms, subject to the Legal Reservations;

(d) that the aggregate principal amount of the 2018 Incremental Term Loans incurred on the Fifth Amendment Effective Date does not exceed the Incremental Cap;

(e) that the acknowledgments set forth in Section 8(g) of the Fifth Amendment remain in full force and effect as of the Fifth Amendment Effective Date.

(vi) Prior to and immediately after giving effect to the Transactions, no Event of Default exists;

(vii) The Administrative Agent shall have received a customary written opinion of (i) Weil, Gotshal & Manges LLP, special counsel for Holdings, the Borrower and each other Loan Party dated the Fifth Amendment Effective Date and addressed to the Administrative Agent and the 2018 Incremental Term Loan Lender and (ii) local counsel to the Subsidiary Guarantors organized under the laws of Illinois, Indiana and Michigan dated the Fifth Amendment Effective Date and addressed to the Administrative Agent, the 2018 Incremental Term Loan Lender and the Lenders;

(viii) The Administrative Agent shall have received a solvency certificate from the chief financial officer (or other officer with reasonably equivalent duties) of the Borrower (after giving pro forma effect to the Prepayment and the incurrence of the 2018 Incremental Term Loans) dated the Fifth Amendment Effective Date substantially in the form of Exhibit P to the Credit Agreement (with appropriate modifications to reflect the incurrence of the 2018 Incremental Term Loans on the Fifth Amendment Effective Date);

(ix) At least one Business Day prior to the Fifth Amendment Effective Date, if the Borrower qualifies as a “legal entity customer” under 31 C.F.R. § 1010.230, then, to the extent reasonably requested by the 2018 Incremental Term Loan Lender at least 3 days prior to the Fifth Amendment Effective Date, the Borrower shall deliver to the Administrative Agent, a certification regarding beneficial ownership (a “Beneficial Ownership Certification”) in relation to the Borrower;

provided that, in no event shall the Fifth Amendment Effective Date occur before October 9, 2018.

SECTION 5. Loan Document. This Fifth Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 6. Use of Proceeds. The Borrower hereby covenants and agrees that all proceeds of the 2018 Incremental Term Loans under this Fifth Amendment will be used by the Borrower on the Fifth Amendment Effective Date (i) to effect the Repayment, (ii) to pay fees, expenses and other costs associated with the Transactions and (iii) for general corporate purposes.

SECTION 7. Representations and Warranties. To induce the other parties hereto to enter into this Fifth Amendment, the Borrower and Holdings represent and warrant to each other party hereto that, as of the Fifth Amendment Effective Date:

(a) This Fifth Amendment has been duly authorized, executed and delivered by it, and this Fifth Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to the Legal Reservations.

(b) To the extent delivered by the Borrower pursuant to Section 4(b)(ix), to the knowledge of the Borrower, the information included in such Beneficial Ownership Certification so delivered is correct in all material respects.

SECTION 8. Reference to and Effect on the Credit Agreement and the other Loan Documents.

(a) On and after the Fifth Amendment Effective Date, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Fifth Amendment; (ii) the 2018 Incremental Term Loans shall constitute “Incremental Term Loans,” “Additional Term Loans”, “Initial Term Loans” (other than for purposes of the Recitals, Section 2.01(a), Section 4.01(f) and the third sentence of Section 5.11 of the Credit Agreement) and “Term Loans”; (iii) each 2018 Incremental Term Loan Commitment shall constitute an “Additional Term Loan Commitment”, an “Initial Term Loan Commitment” (other than for purposes of Section 2.01(a) of the Credit Agreement) and a “Commitment”; (iv) the 2018 Incremental Term Loan Lender shall constitute a “Lender”, an “Initial Term Lender”, a “Secured Party” and an “Additional Term Lender”, in each case as defined in the Credit Agreement and (v) each reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Credit Agreement, as amended by this Fifth Amendment.

(b) The Credit Agreement and each of the other Loan Documents, as specifically amended by this Fifth Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, (i) the Collateral Documents and all of the Collateral described therein shall continue to secure the payment of all Secured Obligations of the Loan Parties, as amended by this Fifth Amendment and (ii) neither the modification of the Credit Agreement effected pursuant to this Fifth Amendment nor the execution, delivery, performance or effectiveness of this Fifth Amendment will impair the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document and such Liens shall continue unimpaired with the same priority to secure repayment of all Secured Obligations (including, without limitation, the 2018 Incremental Term Loans), whether heretofore or hereafter incurred.

(c) The execution, delivery and effectiveness of this Fifth Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the Fifth Amendment Effective Date, this Fifth Amendment shall for all purposes constitute a Loan Document.

(d) This Fifth Amendment shall not constitute a novation of the Credit Agreement or any other Loan Document.

(e) This Fifth Amendment and the other Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof.

(f) This Fifth Amendment may not be amended, modified or waived except pursuant to a writing signed by each of the parties hereto.

(g) The Borrower hereby expressly acknowledges the terms of this Fifth Amendment and reaffirms, as of the date hereof and as of the Fifth Amendment Effective Date, (i) the covenants, pledges, grants of Liens and agreements or other commitments contained in each Loan Document to which it is a party, including, in each case, such covenants, pledges, grants of Liens and agreements or other commitments as in effect immediately after giving effect to this Fifth Amendment and the transactions contemplated hereby, (ii) its grant of Liens on the Collateral to secure the Secured Obligations (including, without limitation, the Secured Obligations with respect to the 2018 Incremental Term Loans) pursuant to the Collateral Documents, and (iii) that (A) each Loan Document to which it is a party shall continue to be in full force and effect and (B) all guarantees, pledges, grants of Liens, covenants, agreements and other commitments by such Loan Party under the Loan Documents shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties and shall not be affected, impaired or discharged hereby or by the transactions contemplated in this Fifth Amendment.

SECTION 9. Execution in Counterparts. This Fifth Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Fifth Amendment shall be effective as delivery of an original executed counterpart of this Fifth Amendment.

SECTION 10. Governing Law; Jurisdiction; Waiver of Jury Trial; etc.. Sections 9.10 (Governing Law; Jurisdiction; Consent to Service of Process) and 9.11 (Waiver of Jury Trial) of the Credit Agreement are hereby incorporated by reference into this Fifth Amendment and shall apply to this Fifth Amendment, mutatis mutandis.

SECTION 11. Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Fifth Amendment.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed by their respective officers thereunto duly authorized, as of the date first above written.

ATI HOLDINGS ACQUISITION, INC.

By:	/s/ Samuel A. Hamood
Name: Samuel A. Hamood
Title: Chief Financial Officer

WILCO INTERMEDIATE HOLDINGS, INC.

By:	/s/ Samuel A. Hamood
Name: Samuel A. Hamood
Title: Chief Financial Officer

[ATI – Fifth Amendment]

BARCLAYS BANK PLC, as Administrative Agent and 2018 Incremental Term Loan Lender

By:	/s/ John Skrobe
Name: John Skrobe
Title: Managing Director

[ATI – Fifth Amendment]

EXHIBIT A

ADDITIONAL TERM COMMITMENTS

2018 Incremental Term Loan Lender	Additional Term Commitments
Barclays Bank PLC	$40,000,000

EXHIBIT B

GUARANTOR CONSENT AND REAFFIRMATION

[●], 2018

Reference is made to (a) the First Lien Credit Agreement dated as of May 10, 2016 (as amended, restated, amended and restated, modified or supplemented from time to time through the date hereof, the “Credit Agreement”), by and among ATI Holdings Acquisition, Inc., a Delaware corporation (the “Borrower”), Wilco Intermediate Holdings, Inc., a Delaware corporation (“Holdings”), Barclays Bank PLC (“Barclays”) as administrative agent (in such capacity, including any permitted successor thereto, the “Administrative Agent”) and as collateral agent (in such capacity, including any permitted successor thereto, the “Collateral Agent”) under the Loan Documents (as defined therein), and each of the other banks and financial institutions party thereto from time to time (collectively, the “Lenders” and individually, a “Lender”) and (b) the Fifth Amendment to First Lien Credit Agreement, dated as of the date hereof, among Holdings, the Borrower, the Administrative Agent and the 2018 Incremental Term Loan Lender (as defined therein) party thereto (the “Fifth Amendment”). Capitalized terms used but not otherwise defined in this Guarantor Consent and Reaffirmation (this “Consent”) are used with the meanings attributed thereto in the Credit Agreement or the Fifth Amendment, as applicable.

Each Guarantor party hereto hereby consents to the terms and conditions of the Fifth Amendment, including the incurrence by the Borrower of the 2018 Incremental Term Loans contemplated thereby, and agrees that each reference to the Credit Agreement in the Loan Documents shall, on and after the Fifth Amendment Effective Date, be deemed to be a reference to the Credit Agreement as amended by the Fifth Amendment.

Each Guarantor hereby acknowledges and agrees that, after giving effect to the Fifth Amendment, all of its respective obligations, guarantees, pledges, grants of Liens, liabilities and other agreements or commitments under the Loan Documents to which it is a party, as such obligations, guarantees, pledges, grants of Liens, liabilities and other agreements or commitments have been amended by the Fifth Amendment, are reaffirmed, and remain in full force and effect.

After giving effect to the Fifth Amendment, each Guarantor reaffirms (i) its guarantee of the Secured Obligations (including, without limitation, the 2018 Incremental Term Loans) and (ii) each Lien granted by it to the Collateral Agent for the benefit of the Secured Parties under each of the Loan Documents to which it is a party, which Liens shall continue in full force and effect during the term of the Credit Agreement as amended by the Fifth Amendment, and shall continue to secure the Secured Obligations (including, without limitation, the 2018 Incremental Term Loans), in each case, on and subject to the terms and conditions set forth in the Credit Agreement, as amended by the Fifth Amendment, and the other Loan Documents.

Each Guarantor hereby acknowledges and agrees that neither the modification of the Credit Agreement effected pursuant to this Fifth Amendment nor the execution, delivery, performance or effectiveness of this Fifth Amendment or the execution and delivery of this Guarantor Consent and Reaffirmation impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document and such Liens continue unimpaired with the same priority to secure repayment of all Secured Obligations, whether heretofore or hereafter incurred.

Each Guarantor hereby acknowledges and agrees that (A) each Loan Document to which it is a party shall continue to be in full force and effect and (B) all guarantees, pledges, grants of Liens, covenants, agreements and other commitments by such Loan Party under the Loan Documents shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties and shall not be affected, impaired or discharged hereby or by the transactions contemplated in the Fifth Amendment.

Nothing in this Consent shall create or otherwise give rise to any right to consent on the part of the Guarantors to the extent not required by the express terms of the Loan Documents.

This Consent is a Loan Document and shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

This Consent may be executed in counterparts, and all such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Consent shall be effective as delivery of an original executed counterpart of this Consent.

IN WITNESS WHEREOF, the parties hereto have duly executed this Consent as of the date first set forth above.

[GUARANTORS]

By:
Name:
Title:

[Signature Page to Fifth Amendment Guarantor Consent and Reaffirmation]

Acknowledged and agreed to as of the date set forth above:

BARCLAYS BANK PLC, as the Administrative
Agent

By:
Name:
Title:

[Signature Page to Fifth Amendment Guarantor Consent and Reaffirmation]